UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025 (April 1, 2025)

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CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A common stock	CSAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

Waiver Agreement

Previously Cloudastructure, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”) and Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”), entered into a Securities Purchase Agreement, dated as of November 25, 2024, as amended by Amendment No. 1 to Securities Purchase Agreement, dated January 16, 2025, Amendment No. 2 to Securities Purchase Agreement, dated January 29, 2025, and Amendment No. 3 to Securities Purchase Agreement, dated February 14, 2025, pursuant to the terms of which we issued Streeterville shares of newly designated Series 1 Convertible Preferred Stock, par value $0.0001 per share (the “Series 1 Stock”), convertible into shares of our Class A common stock, par value $0.0001 per share, on the terms and subject to the limitations and conditions set forth in the Certificate of Designations of Preferences and Rights of Series 1 Convertible Preferred Stock (the “Certificate of Designations”) filed with the Secretary of State of the State of Delaware on January 28, 2025. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Certificate of Designations

On April 1, 2025, the parties entered into a Waiver Agreement (the “Waiver Agreement”) pursuant to which we agreed to waive the requirement that a Trigger Event occur prior to the Conversion Price of the Series 1 Stock adjusting to the lesser of the Fixed Conversion Price and the Market Price, in consideration for which Streeterville agreed to waive the increase in Stated Value upon occurrence of a Trigger Event.

The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Waiver Agreement, dated April 1, 2025, between Cloudastructure, Inc. and Streeterville Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ James McCormick
James McCormick
Chairman of the Board and Chief Executive Officer

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